UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2020

LIQUIDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38601	85-1710962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 Davis Drive, Suite 100, Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 328-4400

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	N/A	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Introductory Note

On November 18, 2020 (the “Closing Date”), Liquidia Corporation, a Delaware corporation (“Liquidia Corporation”), completed the previously announced acquisition contemplated by the Agreement and Plan of Merger, dated as of June 29, 2019, as amended by a Limited Waiver and Modification to the Merger Agreement, dated as of August 3, 2020 (the “Merger Agreement”), by and among Liquidia Corporation, Liquidia Technologies, Inc., a Delaware corporation (“Liquidia Technologies” and, together with Liquidia Corporation, “Liquidia”), RareGen, LLC, a Delaware limited liability company (“RareGen”), Gemini Merger Sub I, Inc., a Delaware corporation (“Liquidia Merger Sub”), Gemini Merger Sub II, LLC, a Delaware limited liability company (“RareGen Merger Sub”), and PBM RG Holdings, LLC, a Delaware limited liability company, as Members’ Representative. Pursuant to the Merger Agreement, Liquidia Merger Sub, a wholly owned subsidiary of Liquidia Corporation, merged with and into Liquidia Technologies (the “Liquidia Technologies Merger”), and RareGen Merger Sub, a wholly owned subsidiary of Liquidia Corporation, merged with and into RareGen (the “RareGen Merger” and, together with the Liquidia Technologies Merger, the “Merger Transaction”). Upon consummation of the Merger Transaction, the separate corporate existences of Liquidia Merger Sub and RareGen Merger Sub ceased and Liquidia Technologies and RareGen continue as wholly owned subsidiaries of Liquidia Corporation.

This Current Report on Form 8-K (this “Current Report”) establishes Liquidia Corporation as the successor issuer to Liquidia Technologies pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to Rule 12g-3(a) under the Exchange Act, shares of Liquidia Corporation common stock, $0.001 par value per share (“Liquidia Corporation Common Stock”), are deemed to be registered under Section 12(b) of the Exchange Act, and Liquidia Corporation is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. Liquidia Corporation hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act. The Liquidia Corporation Common Stock is expected be listed on Nasdaq under the symbol “LQDA” on November 19, 2020 following the removal from listing of Liquidia Technologies Common Stock by the Nasdaq Stock Market LLC.

Item 1.01.	Entry into a Material Definitive Agreement.

Litigation Funding and Indemnification Agreement

On November 17, 2020, RareGen entered into that certain litigation funding and indemnification agreement (the “Litigation Funding and Indemnification Agreement”) with the Members’ Representative pursuant to which, in the event that certain financing agreement, dated as of June 4, 2020 (the “Financing Agreement”), between RareGen and Henderson SPV (“Henderson”), to cover prospective costs of RareGen’s litigation (the “Litigation”) with United Therapeutics Corporation (“United Therapeutics”) and Smiths Medical ASD, Inc. (“Smiths Medical”), is terminated or otherwise rendered non-operable by failure of either party thereto or by operation of law or in the event Henderson is no longer required to, or fails to timely, make payments to RareGen pursuant to the Financing Agreement, the Members’ Representative will make payments to or on behalf of RareGen to be used by RareGen exclusively for the payment of counsel fees and litigation expenses incurred in connection with the Litigation. In consideration for making such payments to or on behalf of RareGen, the Members’ Representative is entitled to an amount equal to the litigation proceeds actually received by RareGen or any of its affiliates in connection with the Litigation, less any and all amounts payable to Henderson pursuant to the Financing Agreement and all litigation expenses and counsel fees then payable by the Members’ Representative pursuant to the Litigation Funding and Indemnification Agreement and for which RareGen has not been reimbursed for pursuant to the Litigation Funding and Indemnification Agreement. If there are no litigation proceeds (after deducting any amounts payable to Henderson pursuant to the Financing Agreement), then no amount shall be payable to the Members’ Representative, and if there are litigation proceeds but they are less (after deducting any amounts payable to Henderson pursuant to the Financing Agreement) than the amount necessary to pay the Members’ Representative the entirety of its share, RareGen shall not be obligated to pay the difference to the Members’ Representative. In the event that RareGen is required under the Financing Agreement to pay any litigation proceeds into a lockbox account, escrow account or other similar restricted account, then no portion of such litigation proceeds shall become payable to the Members’ Representative pursuant to the litigation funding and indemnification agreement unless and until such funds are released to RareGen from such lockbox account, escrow account or other restricted account.

On November 6, 2020, Sandoz Inc. (“Sandoz”), RareGen and Smiths Medical entered into a binding settlement term sheet in order to resolve the Litigation solely with respect to disputes between Smiths Medical, RareGen and Sandoz (the “Term Sheet”). Pursuant to the Term Sheet, Smiths Medical has paid $4.25 million to Sandoz and RareGen and the parties agree to negotiate in good faith to reduce the Term Sheet to a definitive settlement agreement.

The Members’ Representative has agreed to indemnify RareGen and its affiliates from any losses and fees incurred in connection with (i) any claim of United Therapeutics or Smiths Medical or any other party against RareGen or its affiliates in connection with or resulting in any way from the Litigation, or (ii) any breach by the Members’ Representative of the terms of the Litigation Funding and Indemnification Agreement. RareGen has agreed to indemnify the Members’ Representative and its affiliates from any losses and fees incurred in connection with any breach by RareGen of the terms of the Litigation Funding and Indemnification Agreement.

The foregoing description of the Litigation Funding and Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the Litigation Funding and Indemnification Agreement filed as Exhibit 10.1 to this Current Report and incorporated by reference into this Item 1.01.

Indemnification Agreements

Effective upon the completion of the Merger Transaction, Liquidia Corporation entered into indemnification agreements (the “Indemnification Agreements”) with its directors and executive officers. With specified exceptions, these Indemnification Agreements provide for indemnification against all liability and loss suffered and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement by any of these individuals in any action, suit or proceeding, to the fullest extent permitted by applicable law. The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Indemnification Agreement filed as Exhibit 10.2 to this Current Report and incorporated by reference into this Item 1.01.

Lock-Up Agreements

Effective upon the completion of the Merger Transaction, each RareGen member executed and delivered a lock-up agreement (the “Lock-Up Agreements”), whereby each RareGen member agreed that, without the prior written consent of Liquidia Corporation, it will not, subject to limited exceptions, among other things, offer, sell, contract to sell, pledge, or otherwise dispose of, or to enter into any hedging or swap transaction with respect to, any shares of Liquidia Corporation Common Stock acquired at the closing of the Merger Transaction for a period ending six months after the closing date of the Merger Transaction. The Lock-Up Agreements do not apply to any shares of Liquidia Corporation Common Stock acquired after the Closing Date, such as upon the acquisition of Holdback Shares or Net Sales Earnout Shares (each as defined below). The foregoing obligations of RareGen members will also apply to any permitted post-closing transferees during the lock-up period. The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Lock-Up Agreement filed as Exhibit 10.3 to this Current Report and incorporated by reference into this Item 1.01.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Liquidia Technologies Merger

On the Closing Date, upon completion of the Liquidia Technologies Merger, each outstanding share of common stock, $0.001 par value per share, of Liquidia Technologies (“Liquidia Technologies Common Stock”), whether certificated or held in book-entry form, automatically converted into one share of Liquidia Corporation Common Stock, and such shares of Liquidia Technologies Common Stock converted into Liquidia Corporation Common Stock were cancelled. In addition, (i) each outstanding option and warrant to purchase shares of Liquidia Technologies Common Stock was assumed by Liquidia Corporation and represents the right to purchase a like number of shares of Liquidia Corporation Common Stock on the same terms and conditions, including vesting and exercise price per share, then-applicable to such Liquidia Technologies option or warrant, as applicable, and (ii) each outstanding restricted stock unit to acquire shares of Liquidia Technologies Common Stock was assumed by Liquidia Corporation and represents the right to acquire a like number of shares of Liquidia Corporation Common Stock on the same terms and conditions, including vesting, then-applicable to such Liquidia Technologies restricted stock unit.

Consideration to RareGen

On the Closing Date, RareGen members received an aggregate of 5,550,000 shares of Liquidia Corporation Common Stock. Additionally, on the Closing Date, an aggregate of 616,666 shares of Liquidia Corporation Common Stock (the “Holdback Shares”) were withheld from RareGen members to secure the indemnification obligations of RareGen members, as further described below. As previously disclosed, RareGen members are also entitled to receive up to an aggregate of 2,708,333 shares of Liquidia Corporation Common Stock (the “Net Sales Earnout Shares”), based on the amount of 2021 net sales of the first-to-file substitutable generic Remodulin treprostinil injection for the treatment of patients with pulmonary arterial hypertension (PAH) in the United States, pursuant to that certain Promotion Agreement, dated as of August 1, 2018, as amended, between RareGen and Sandoz.

The Holdback Shares may be reduced by: (i) the portion of the Holdback Shares, if any, used to satisfy the obligations of the RareGen members to the Liquidia indemnitees in accordance with Article 7 of the Merger Agreement; and (ii) the portion of the Holdback Shares, if any, to the extent reasonably necessary to serve as security for any unresolved or unsatisfied claims for losses incurred by an indemnified party (the “Reserve Shares”). The Holdback Shares remaining after giving effect to the reductions set forth in clauses (i) and (ii) in the immediately preceding sentence are referred to in the Merger Agreement as the “Remaining Holdback Shares.” The Remaining Holdback Shares shall be disbursed to Computershare Trust Company, N.A. (the “Exchange Agent”) for the benefit of the RareGen members, on March 31, 2022, and the Reserve Shares shall be disbursed to the Exchange Agent, for the benefit of the RareGen members upon the final resolution of any unresolved claim to which such Reserve Shares were subject.

Form S-4 and Merger Agreement

The issuance of shares of Liquidia Corporation Common Stock in connection with the Merger Transaction, as described above, was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-240421), filed by Liquidia Corporation with the Securities and Exchange Commission (the “SEC”) and declared effective on September 16, 2020 (the “Registration Statement”). The proxy statement/prospectus of Liquidia Technologies and Liquidia Corporation (the “Proxy Statement/Prospectus”) included in the Registration Statement, as supplemented on October 8, 2020 and November 5, 2020, contains additional information about the Merger Transaction and the related transactions. The description of Liquidia Corporation Common Stock set forth in the Proxy Statement/Prospectus is incorporated herein by reference. Additional information about the Merger Transaction is also contained in Current Reports on Form 8-K filed by Liquidia Technologies on January 27, 2020, March 20, 2020, March 30, 2020, April 8, 2020, April 13, 2020, April 30, 2020, May 18, 2020, June 5, 2020, June 19, 2020, June 29, 2020, July 2, 2020, July 24, 2020, August 20, 2020, October 14, 2020, October 19, 2020 and November 2, 2020 and incorporated by reference into the Proxy Statement/Prospectus.

The description of the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 and 2.2 hereto and is incorporated herein by reference. This summary is not intended to modify or supplement any factual disclosures about Liquidia Corporation, Liquidia Technologies or RareGen, and should not be relied upon as disclosure about Liquidia Corporation, Liquidia Technologies or RareGen without consideration of the periodic and current reports and statements that Liquidia Corporation and Liquidia Technologies file with the SEC. The terms of the Merger Agreement govern the contractual rights and relationships, and allocate risks, among the parties in relation to the transactions contemplated by the Merger Agreement. In particular, the representations and warranties made by the parties to each other in the Merger Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact.

The information set forth in the Introductory Note and under Item 1.01 of this Current Report is incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The shares of Liquidia Corporation Common Stock issued to RareGen members on the Closing Date were offered and sold in a transaction exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder. The shares of Liquidia Corporation Common Stock issued and issuable to RareGen members in the Merger Transaction have not been registered under the Securities Act and such shares may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws. Neither this Current Report on Form 8-K nor any of the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of Liquidia Corporation Common Stock or any other securities of the Company.

Item 5.01	Changes in Control of the Registrant.

Prior to the effective time of the Merger Transaction, Liquidia Corporation was wholly owned and controlled by Liquidia Technologies. As of the effective time of the Merger Transaction, the shares of Liquidia Corporation Common Stock are now held by the former holders of Liquidia Technologies Common Stock and RareGen common units. Pursuant to the Merger Agreement, immediately following the effective time of the Merger Transaction, all shares of Liquidia Corporation Common Stock owned by Liquidia Technologies were surrendered to Liquidia Corporation for no consideration.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Snyderman Resignation

As previously disclosed, pursuant to the Merger Agreement, on the Closing Date, Dr. Ralph Snyderman resigned as a Class I director and as the Chair of the Nominating and Corporate Governance Committee of Liquidia Corporation and Liquidia Technologies. No disagreement with Liquidia caused, in whole or in part, Dr. Snyderman’s resignation.

New Director Appointments

Effective on the consummation of the Merger Transaction, the Board of Directors of Liquidia Corporation (the “Liquidia Corporation Board”) increased the size of the Liquidia Corporation Board from eight to nine directors and, concurrently with the acceptance of Dr. Snyderman’s resignation, appointed Roger A. Jeffs, Ph.D. and Paul B. Manning, current directors of RareGen, as Class I and Class III directors of Liquidia Corporation for terms expiring at the 2022 and 2021 annual meetings of Liquidia Corporation, respectively. Additionally, effective on the Closing Date, Dr. Jeffs and Mr. Manning were appointed as members of the Compensation Committee and Nominating and Corporate Governance Committee of Liquidia Corporation, respectively. The appointments of Dr. Jeffs and Mr. Manning to the Liquidia Corporation Board were conditions to closing the Merger Transaction pursuant to the Merger Agreement. The appointments of Dr. Jeffs and Mr. Manning as members of the Compensation Committee and Nominating and Corporate Governance Committee of Liquidia Corporation, respectively, were made pursuant to that certain Cooperation Agreement by and among Liquidia Corporation, Liquidia Technologies, Inc. and Serendipity BioPharma LLC, dated as of June 29, 2020, and that certain Cooperation Agreement by and among Liquidia Corporation, Liquidia Technologies, Inc., PBM Capital Finance, LLC and PD Joint Holdings, LLC Series 2016-A, dated as of June 29, 2020, respectively.

Mr. Manning is the manager and sole beneficial owner of PBM Capital Finance, LLC (“PBM Capital Finance”), which, collectively with its affiliated entities, currently owns 4,939,541 shares of Liquidia Corporation Common Stock, including 3,921,075 shares acquired in the Merger Transaction on the Closing Date. Dr. Jeffs is the manager of Serendipity BioPharma LLC, which, collectively with Dr. Jeffs and a trust controlled by Dr. Jeffs, currently owns 1,406,095 shares of Liquidia Corporation Common Stock, all of which were acquired in the Merger Transaction on the Closing Date. Additionally, pursuant to that certain Services Agreement with PBM Capital Group, LLC, an affiliate of PBM Capital Finance (“PBM Capital Group”), dated August 7, 2018 and as amended on April 1, 2019 (the “Services Agreement”), PBM Capital Group was retained by RareGen to provide certain services including but limited to: (i) strategy and business development, (ii) operations management, (iii) contract negotiation and review, (iv) processing purchase orders issued by RareGen, (v) establishing, maintaining and administering benefit plans, (vi) maintaining financial books and records of RareGen and (vii) furnishing such other services as are incidental to the foregoing or usually or customarily furnished by a financial manager. RareGen paid a fee of $20,000 per month for the services provided by PBM Capital Group. On the Closing Date, the Services Agreement was amended and restated to allow PBM Capital Group to provide some post-Closing support services to RareGen in exchange for a monthly fee equal to $7,500. Except as set forth above, neither Mr. Manning nor Dr. Jeffs has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Dr. Jeffs’ and Mr. Manning’s appointments, on the Closing Date, each new director was granted a nonstatutory option to purchase 30,000 shares of Liquidia Corporation Common Stock pursuant to Liquidia Corporation’s non-employee director compensation policy described under the heading “Director Compensation” disclosed in the Proxy Statement/Prospectus. Pursuant to this policy, Dr. Jeffs and Mr. Manning will each receive annual cash compensation equal to $35,000 as a non-employee director, Dr. Jeffs will receive $5,000 annually as a member of the Compensation Committee and Mr. Manning will receive $3,750 annually as a member of the Nominating and Corporate Governance Committee.

Dr. Jeffs, age 59, is currently the Co-Founder and Vice Chairman of Kriya Therapeutics, a gene therapy company, where he has served since October 2019. Dr. Jeffs was previously at United Therapeutics, a biotechnology company, where he worked for 18 years until 2016. Dr. Jeffs joined United Therapeutics during its inception phase in 1998 as Director of Research, Development, and Medical and served as its President and Chief Operating Officer from 2001 to 2014, and President and co-CEO from 2015-2016, and was a member of the board of directors from 2001 through 2016. While at United Therapeutics, Dr. Jeffs helped lead the initial public offering, oversaw the clinical development and regulatory approval of six products for rare diseases, and managed the commercial effort that led to a consistent >20% CAGR and $1.5 billion revenue run rate. United Therapeutics was consistently recognized as one of the fastest growing companies and best places to work during his tenure. Dr. Jeffs previously held positions at Amgen, Inc., a biopharmaceutical company, and Burroughs Wellcome Co., a pharmaceutical company, where he held roles in clinical development. Dr. Jeffs currently serves on the board of directors of Axsome Therapeutics, Inc. (Nasdaq: AXSM) and Albireo Pharma, Inc. (Nasdaq: ALBO) and previously served, within the last five years, on the board of directors of Axovant Gene Therapies (Nasdaq: AXGT), Dova Pharmaceuticals, Sangamo Therapeutics (Nasdaq: SGMO) and United Therapeutics (Nasdaq: UTHR). Dr. Jeffs has also served as a director of RareGen since August 2018 and also serves as a director of other private companies. Dr. Jeffs holds an undergraduate degree in chemistry from Duke University and a Ph.D. in pharmacology from the University of North Carolina School of Medicine.

Since 2010, Mr. Manning, age 65, has served as the Chairman and Chief Executive Officer of PBM Capital Group, a private equity investment firm in the business of investing in healthcare and life-science related companies, which he founded. Prior to that, Mr. Manning founded PBM Products in 1997, a producer of infant formula and baby food, which was sold to Perrigo Corporation in 2010. Mr. Manning has served as a director of Verrica Pharmaceuticals, Inc. (Nasdaq: VRCA) since December 2015 and as a director of Taysha Gene Therapies, Inc. (Nasdaq: TSHA) since March 2020. Within the past five years, Mr. Manning previously served on the board of directors of Dova Pharmaceuticals, Inc. and AveXis, Inc. Mr. Manning has also served as a director of RareGen since August 2018 and also serves as a director of other private companies. Mr. Manning received a B.S. in microbiology from the University of Massachusetts.

Item 8.01	Other Events.

On the Closing Date, Liquidia issued a press release in connection with the completion of the Merger Transaction, the appointments of Dr. Jeffs and Mr. Manning and the resignation of Dr. Snyderman. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited and unaudited financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No.	Exhibit

2.1	Agreement and Plan of Merger, dated as of June 29, 2020, by and among Liquidia Technologies, Inc., RareGen, LLC, Liquidia Corporation, Gemini Merger Sub I, Inc., Gemini Merger Sub II, LLC and PBM RG Holdings, LLC (incorporated herein by reference to Exhibit 2.1 to Liquidia Corporation’s Registration Statement on Form S-4, filed with the SEC on August 5, 2020).

2.2	Limited Waiver and Modification to Agreement and Plan of Merger, dated as of August 3, 2020, by and among Liquidia Technologies, Inc., RareGen, LLC, Liquidia Corporation, Gemini Merger Sub I, Inc., Gemini Merger Sub II, LLC and PBM RG Holdings, LLC (incorporated herein by reference to Exhibit 2.2 to Liquidia Corporation’s Registration Statement on Form S-4, filed with the SEC on August 5, 2020).

10.1	Litigation Funding and Indemnification Agreement, dated as of November 17, 2020, by and between RareGen, LLC and PBM RG Holdings, LLC.

10.2	Form of Indemnification Agreement with Liquidia Corporation’s executive officers and directors.

10.3	Form of Lock-Up Agreement by and among Liquidia Corporation, Liquidia Technologies, Inc. and each of the RareGen members party thereto (incorporated herein by reference to Exhibit 10.7 to Liquidia Corporation’s Registration Statement on Form S-4, filed with the SEC on August 5, 2020).

99.1	Press Release of Liquidia Technologies, Inc.

104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements related to the Merger Transaction or the anticipated benefits thereof, including, without limitation, future financial and operating results. The Company cautions readers that these and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to risks and uncertainties related to (i) the ability of Liquidia and RareGen to integrate their businesses successfully and to achieve anticipated cost savings and other synergies, (ii) the possibility that other anticipated benefits of the completed Merger Transaction will not be realized, including without limitation, anticipated revenues, expenses, earnings and other financial results, and growth and expansion of the new combined company’s operations, and the anticipated tax treatment, (iii) potential litigation relating to the completed Merger Transaction that has and could be instituted against Liquidia, RareGen or their respective officers or directors, (iv) possible disruptions from the completed Merger Transaction that could harm Liquidia’s or RareGen’s business, including current plans and operations, (v) the ability of Liquidia or RareGen to retain, attract and hire key personnel, (vi) potential adverse reactions or changes to relationships with employees, customers, suppliers, licensees, collaborators, business partners or other parties resulting from the completion of the Merger Transaction, (vii) continued availability of capital and financing and rating agency actions, (viii) legislative, regulatory and economic developments and (ix) unpredictability and severity of catastrophic events, including, but not limited to, global pandemics such as coronavirus, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the completed Merger Transaction, are more fully discussed in the proxy statement/prospectus in connection with the completed Merger Transaction, which was declared effective on September 16, 2020, as subsequently supplemented. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Liquidia’s or RareGen’s consolidated financial condition, results of operations, credit rating or liquidity. Neither Liquidia nor RareGen assumes any obligation to provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 18, 2020	Liquidia Corporation

	By:	/s/ Steven Bariahtaris
		Name:	Steven Bariahtaris
		Title:	Interim Chief Financial Officer